SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                Securities and Exchange Act of 1934



   Date of Report (Date of earliest event reported) JULY 13, 1995
                                                    -------------


                         STRYKER CORPORATION
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)

                    Commission file number 0-9165
                                           ------

         MICHIGAN                                    38-1239739
- -------------------------------                   ----------------
(State or other jurisdiction of                   (I.R.S. Employer
       incorporation)                            Identification No.)

P.O. Box 4085, Kalamazoo, Michigan                   49003-4085
- ----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  616/385-2600
                                                     ------------


    -------------------------------------------------------------
    (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

On July 13, 1995, Stryker Corporation issued a press release reporting the decision in a patent suit brought by Stryker Corporation and its wholly owned subsidiary, Osteonics Corp., against Intermedics Orthopedics, Inc. and its distributor, Marli Medical Supply, Inc. A copy of such press release is attached hereto as Exhibit (99) and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     (99) Press release issued by Stryker Corporation on July 13, 1995.




                             SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   STRYKER CORPORATION
                                   -------------------
                                       (Registrant)


July 14, 1995                      /S/ DAVID J. SIMPSON
- ----------------------             ---------------------------------
                                   David J. Simpson, Vice President,
                                     Chief Financial Officer and
                                     Secretary

                                             EXHIBIT (99)




NUMBER:        95-5
RELEASE:       Immediate -- July 13, 1995
CONTACT:       David J. Simpson, Vice President, Chief Financial Officer
               and Secretary

        STRYKER CORPORATION v. INTERMEDICS ORTHOPEDICS, INC.

     Kalamazoo, Michigan -- John W. Brown, Chairman of Stryker Corporation, announced today that Judge Arthur D. Spatt of the Federal District Court for the Eastern District of New York issued a decision in a patent suit brought by Stryker Corporation and its wholly owned subsidiary Osteonics Corp. against Intermedics Orthopedics, Inc., and its distributor Marli Medical Supply, Inc., for infringement of Stryker's U.S. patent on its OmniFlex Hip System. Judge Spatt held that Intermedics' APR II and APR II-T Hip Systems infringed Stryker's patent and that Stryker's patent was valid and enforceable, that Intermedics' infringement was willful and that Stryker is entitled to damages totaling $52.7 million and its attorney fees.
     Stryker's patent is under reexamination by the U.S. Patent and Trademark Office as a result of a petition filed by Intermedics in March 1994. Furthermore, Intermedics has 30 days from the date Judge Spatt's decision is reduced to judgment to file an appeal. Until these issues are resolved, Stryker is unable to determine the financial impact of Judge Spatt's decision.
     Stryker is being represented in this case by John A. Diaz of the New York law firm of Morgan & Finnegan.
     Stryker Corporation develops, manufactures and markets specialty surgical and medical products, including orthopaedic implants, powered surgical instruments, endoscopic systems, patient care and patient handling equipment for the global market and provides outpatient physical therapy services in the United States. Its shares are traded on The Nasdaq Stock Market under the symbol STRY.